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NUMBER                          HAWTHORNE                               SHARES

                        HAWTHORNE FINANCIAL CORPORATION

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE


This Certifies that




is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF


                        HAWTHORNE FINANCIAL CORPORATION


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


  JAMES D. SAGE                                 SCOTT A. BRALY
    SECRETARY                                      PRESIDENT




                                      SEAL

COUNTERSIGNED AND REGISTERED

ChaseMellon Shareholder Services, L.L.C.

                           Transfer Agent
                           and Registrar


                          AUTHORIZED SIGNATURE
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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, which used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common


UNIF GIFT MIN ACT - ................Custodian................
                         (Cust)                  (Minor)
                    under Uniform Gifts to Minors
                    Act......................................
                                     (State)
UNIF TRF MIN ACT  - ................Custodian (until age.....)
                         (Cust)
                    ................. under Uniform Transfers
                         (Minor)
                    to Minors Act ...........................
                                            (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------------

                                        X
                                          --------------------------------------

                                        X
                                          --------------------------------------
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION(S) ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.